PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.
Exhibit 10.13.1
AMENDMENT AGREEMENT
     THIS AMENDMENT AGREEMENT (this “Amendment”), dated as of December 1, 2006, is made between J. Aron & Company, a general partnership organized under the laws of New York (“Supplier”) and Coffeyville Resources Refining & Marketing, LLC, a limited liability company organized under the laws of Delaware (“Coffeyville”).
     Supplier and Coffeyville are parties to a Crude Oil Supply Agreement dated as of December 23, 2005 and effective January 1, 2006 (the “Supply Agreement”). Coffeyville and Supplier have agreed to extend the term of the Supply Agreement for an additional 12 month period, January 1, 2007 through December 31, 2007 and, in connection therewith, to amend certain terms and conditions of the Supply Agreement.
     Accordingly, the Parties hereto agree as follows:
     SECTION 1 Definitions; Interpretation.
     (a) Terms Defined in Supply Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Supply Agreement.
     (b) Interpretation. The rules of interpretation set forth in Section 1.2 of the Supply Agreement shall be applicable to this Amendment and are incorporated herein by this reference.
     SECTION 2 Amendments to the Supply Agreement.
     (a) Amendments. Upon the effectiveness of this Amendment, the Supply Agreement shall be amended as follows:
          (i) Section 1.1 of the Supply Agreement is amended by inserting, in the appropriate alphabetical order, the following additional definitions:
“Canadian Crude” means Crude Oil originating in Canada, acquired by Supplier in Canada on behalf of Coffeyville pursuant to this Agreement and transported on the Spearhead Pipeline to Cushing, Oklahoma pursuant to Coffeyville’s existing contractually committed space on the Spearhead Pipeline of [***] Barrels per day as such amount may be adjusted downward by Spearhead Pipeline from time to time or by such other means; and in such volumes in excess of [***] Barrels per day as Supplier and Coffeyville may, from time to time, mutually agree.
“Canadian Procurement Agreements” means any sourcing, procurement or purchasing agreements or arrangements that Supplier enters into in order to obtain Canadian Crude that it intends to deliver under any Sale Contract relating to Canadian Crude, which may be entered into specifically in connection with and at the time of the execution of a Sale Contract or separately from and following the execution of a Sale Contract.
“Monthly Related Barrels” means, for any calendar month, the greater of the aggregate number of Related Barrels scheduled for delivery during such month and the aggregate number of Related Barrels delivered during such month.
“Monthly Supplemental Fee” means, for any calendar month, the product of (i) the aggregate number of Barrels of Canadian Crude for which an invoice was delivered to Coffeyville under Section 7.3(a) for Canadian Crude delivered to Coffeyville during that month plus the number of Canadian Gap Barrels for that month and (ii) the Supplemental Service Fee.
“Related Barrels” has the meaning specified in Section 8.1.
“Related Sale Contract” has the meaning specified in Section 8.1.
“Supplemental Service Fee” means a fee (i) with respect to the first [***] Barrels of Canadian Crude for any day, in an amount of [***] per Barrel of Canadian Crude and (ii) with respect to any Barrels of Canadian Crude in excess of [***] for any day, in such amount per Barrel of Canadian Crude as the Parties may, from time to time, mutually agree.
          (ii) Section 1.1 of the Supply Agreement is amended by amending the definition of Crude Oil to read, in its entirety, as follows:
“Crude Oil” means all crude oil that Supplier purchases and sells to Coffeyville or for which Supplier assumes the payment obligation pursuant to this Agreement. For clarity, unless otherwise set forth herein, Crude Oil includes Canadian Crude but does not include Gathered Crude.
          (iii) Section 1.1 of the Supply Agreement is amended by amending the definition of Fixed Supply Service Fee to read, in its entirety, as follows:
“Fixed Supply Service Fee” means (i) for all Barrels other than Related Barrels, a fee of $[***] per Barrel of Crude Oil and (ii) for Related Barrels, a fee of $[***] per Related Barrel of Crude Oil, in each case payable by Coffeyville to Supplier pursuant to Section 8.1.
          (iv) Section 4.3(c) of the Supply Agreement is amended by deleting the words “second month” from the second and third to last lines of that section and inserting the following in their place:
third month (in the case of domestic Crude Oil or Canadian Crude) or second month (in any other case)

          (v) Section 4.3 of the Supply Agreement is amended by inserting at the end thereof new subsections (f) and (g) reading as follows:
     (f) Notwithstanding anything herein to the contrary, and except as expressly provided in clauses (A) through (F) below, the following provisions of this Agreement shall not apply to any quantities of Canadian Crude: all of Sections 4.3(a), 4.3(b), 4.3(c), 4.3(d) and 4.3(e). In lieu of such non-applicable provisions, the following provisions shall apply to Canadian Crude:
     (A) Supplier Negotiating on Behalf of Coffeyville: From time to time during the term of this Agreement, Coffeyville may instruct Supplier to negotiate for, procure and supply quantities of Canadian Crude, specifying the quantity, type and grade of the Canadian Crude it desires together with any pricing parameters for such Canadian Crude. Following each such instruction from Coffeyville, Supplier and Coffeyville shall promptly endeavor, in a commercially reasonable manner, to enter into a forward contract upon mutually acceptable terms and conditions, under which Supplier shall sell and Coffeyville shall acquire a quantity of Canadian Crude on pricing and delivery terms as are agreed to between Supplier and Coffeyville. Any forward contract so entered into will be a Sale Contract that is subject to either clause (i) or clause (ii) of Section 4.3(f)(B) below.
     (B) The term “Sale Contract” (which is defined in Section 4.3(e) above), as used in this Agreement, shall include any forward contract entered into by the Parties under Section 4.3(f)(A) above; provided that:
     (i) Sale Contract Supported by Identified Canadian Procurement Agreement: if at the time the Sale Contract is entered into, Supplier enters into a Canadian Procurement Agreement that it identifies as the source of the Canadian Crude covered by that Sale Contract, then the price per Barrel under such Sale Contract shall be the same as the price per Barrel under such Canadian Procurement Agreement (which may be converted into U.S. dollars as agreed between the Parties), which price, to the extent applicable, may be subject to adjustment pursuant to Article 10 below. Supplier shall with respect to any such Sale Contract identify the Counterparty and the material terms and conditions of the underlying Canadian Procurement Agreement; and
     (ii) Sale Contract Not Supported by Identified Canadian Procurement Agreement: if at the time the Sale Contract is entered into, no such Canadian Procurement Agreement is entered into and identified by Supplier as the source of the Canadian Crude covered by that Sale Contract, then Supplier shall be the Counterparty and the price per Barrel of Canadian Crude under such Sale Contract shall be the price agreed to by Coffeyville and Supplier as

Counterparty through their negotiations, which price, to the extent applicable, may be subject to adjustment pursuant to Article 10 below.
     (C) Coffeyville Identification of and Negotiation for Canadian Crude: The Parties recognize that, from time to time, in connection with Coffeyville’s request to have Supplier procure Canadian Crude, Coffeyville may present to Supplier a specific proposed Canadian Crude purchase with an identified Counterparty, and that any such proposed purchase shall be subject to the terms and conditions of Section 4.3 above. Any such proposed purchase that is entered into shall constitute the Canadian Procurement Agreement with respect to the corresponding Sale Contract entered into by Coffeyville and Supplier.
     (D) Coffeyville shall have no authority to bind Supplier to, or enter into on Supplier’s behalf, any Canadian Procurement Agreements.
     (E) Notwithstanding anything herein to the contrary, the “Trade Date” of a Sale Contract for Canadian Crude shall be (i) if at the time the Sale Contract is entered into, Supplier has entered into a Canadian Procurement Agreement with respect to the Canadian Crude covered by that Sale Contract, the date on such Canadian Procurement Agreement was entered into and (ii) otherwise, the date on which Supplier and Coffeyville have entered into a binding agreement with respect to that Sale Contract.
     (F) Warranties:
     (i) The failure of any Canadian Crude acquired pursuant to Sections 4.3(f)(A), 4.3(f)(B)(i) or 4.3(f)(C) that Supplier hereunder sells to Coffeyville (i.e., as an intermediary and not as the seller in Supplier’s own right) to meet the specifications or other quality requirements stated in the applicable Sale Contract which is attributable to the failure of such Canadian Crude to meet the specifications or other quality requirements stated in the Canadian Procurement Agreements under which such Canadian Crude was acquired shall be for the sole account of Coffeyville and shall not entitle Coffeyville to any reduction in the amounts due by it to Supplier hereunder; provided, however, that any claims made by Supplier with respect to such non-conforming Canadian Crude shall be for Coffeyville’s account and resolved in accordance with Section 4.6.
     (ii) With respect to any Canadian Crude which is purchased by Coffeyville from Supplier pursuant to Section 4.3(f)(B)(ii) (i.e., where Supplier is the seller in its own right and not merely an intermediary hereunder), Supplier warrants that such Canadian Crude shall, at the time it is injected into the relevant Pipeline System in Canada, meet that Pipeline System’s specifications for the type and grade of Canadian Crude to be delivered under the relevant Sale Contract.
     (iii) Clauses (i) and (ii) above shall not limit Supplier’s warranty of title with respect to any Canadian Crude and such warranty shall apply to Canadian Crude delivered hereunder to the same extent it applies to any other Crude Oil delivered hereunder; except that, notwithstanding anything to the contrary herein, Supplier shall warrant title with respect to any Canadian Crude which is purchased by Coffeyville from Supplier pursuant to Section 4.3(f)(B)(ii).
     (g) The term “Purchase Contract” as used in the definition of Force Majeure in Section 1.1, in Sections 15.5, 17.2(a) and 17.2(b) of this Agreement, and in Exhibit E to this Agreement, shall include (without limitation) any Canadian Procurement Agreements; except that the term “Purchase Contract” as used in the definition of Force Majeure in Section 1.1 and in Section 15.5 shall not apply to Canadian Crude acquired pursuant to Section 4.3(f)(B)(ii).
          (vi) Section 7.2 of the Supply Agreement is amended by inserting immediately after the words “Purchase Contract” and before the “(“ on the third line thereof, the following:
[***]
          (vii) Section 7.3(a) of the Supply Agreement is amended by deleting the last three sentences thereof and inserting the following in their place:
Should the term of this Agreement be extended as provided in Section 3.2, Supplier shall provide to Coffeyville, at least thirty (30) days prior to the beginning of each Extension Term, a revised Exhibit H, detailing the delivery, invoice and payment dates for the Extension Term, reflecting the 3-day payment terms described in Exhibit H. Coffeyville and Supplier shall review this revised Exhibit H and agree to any necessary modifications at least thirty (30) days prior to the beginning of any Extension Term. The Parties acknowledge that the intent of this provision is to establish a schedule under which payment for delivered Crude Oil shall in all circumstances be made no later than three calendar days after the delivery date of such Crude Oil.
          (viii) Section 7.3(c) of the Supply Agreement is amended by deleting clause (ii) of such section in its entirety and inserting the following in its place:

(ii) the sum of (x) the Fixed Supply Service Fee for the aggregate number of Barrels for which an invoice was delivered to Coffeyville under Section 7.3(a) for Crude Oil delivered to Coffeyville during such month, plus the Gap Barrels for such month, (y) the Fixed Supply Service Fee for the Monthly Related Barrels for such month, plus (z) the Monthly Supplemental Fee, plus
          (ix) Section 8.1 of the Supply Agreement is amended by deleting the entire text thereof and inserting the following in its place:
     (a) In consideration of the Services provided by Supplier under this Agreement, Coffeyville shall pay Supplier a Fixed Supply Service Fee for each Barrel of Crude Oil that is purchased by Supplier for resale to Coffeyville pursuant to this Agreement and for each Related Barrel (as defined below) or, if greater, for the number of Barrels of Crude Oil actually delivered to Coffeyville plus all Related Barrels. [***]
     [***]
     (c) The Parties acknowledge and agree that, from time to time, in connection with procuring Crude Oil of a specified type or grade or having a specified delivery location or period from a Counterparty, Supplier may also enter into a transaction in which it agrees to sell to such Counterparty Crude Oil of a different specified type or grade or having a different delivery location or period, or a combination of the foregoing (each such sale transaction being referred to as a “Related Sale Contract”). The Barrels of Crude Oil subject to any Related Sale Contract shall constitute “Related Barrels”.
          (x) Article 10 of the Supply Agreement is amended by inserting the following new section at the end thereof:
     [***]

[***]
          (xi) Section 13.1 of the Supply Agreement is amended by inserting the following sentence at the end of that Section:
Without limiting the generality of the foregoing, the Parties acknowledge and agree that to the extent any Canadian Goods and Services Tax (“GST”) is incurred or payable with respect to any Purchase or Sales Contracts relating to Canadian Crude, Coffeyville shall be responsible for paying such GST or, if Supplier is required to make any such payment, promptly reimbursing Supplier therefor. Supplier will use its commercially reasonable efforts to avoid the GST as legally permissible and will file the necessary documents to obtain a refund of any GST paid but not due and owing under applicable law.
          (xii) Exhibit H to the Supply Agreement is amended by inserting at the end thereof the table set forth on Annex A to this Amendment Agreement.
          (xiii) Schedule I to the Supply Agreement is deleted and a new Schedule I is attached hereto.
     (b) References Within Supply Agreement. Each reference in the Supply Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Supply Agreement as amended by this Amendment.
     SECTION 3 Extension of Term. Upon the effectiveness of this Amendment, the Expiration Date of the Supply Agreement is hereby extended to January 1, 2008.
     SECTION 4 Representations and Warranties. To induce the other Party to enter into this Amendment, each Party hereby (i) confirms and restates, as of the date hereof, the representations and warranties made by it in Article 16 or any other article or section of the Supply Agreement and (ii) represents and warrants that no Event of Default or Potential Event of Default with respect to it has occurred and is continuing.
     SECTION 5 Miscellaneous.
     (a) Supply Agreement Otherwise Not Affected. Except for the amendments pursuant hereto, the Supply Agreement remains unchanged. As amended pursuant hereto, the Supply Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. The execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith by either Party shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.
     (b) No Reliance. Each Party hereby acknowledges and confirms that it is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.
     (c) Costs and Expenses. Each Party shall be responsible for any costs and expenses incurred by such Party in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.
     (d) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Coffeyville, Supplier and their respective successors and assigns.
     (e) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.
     (f) Amendments. This Amendment may not be modified, amended or otherwise altered except by written instrument executed by the Parties’ duly authorized representatives.
     (g) Effectiveness; Counterparts. This Amendment shall become effective on January 1, 2007. This Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     (h) Interpretation. This Amendment is the result of negotiations between and have been reviewed by counsel to each of the Parties, and is the product of all Parties hereto. Accordingly, this Amendment shall not be construed against either Party merely because of such Party’s involvement in the preparation hereof.

     IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment, as of the date first above written.

J. ARON & COMPANY

By:	/s/ Jeff Fraze
Name:	Jeff Fraze
Title:	Managing Director

COFFEYVILLE RESOURCES REFINING & MARKETING, LLC

By:	/s/ Stanley A. Riemann
Name:	Stanley A. Riemann
Title:	COO

ANNEX A
EXHIBIT H
FLOW DATES
Exhibit H to the Crude Oil Supply Agreement between J. Aron & Company and
Coffeyville Resources Refining & Marketing, LLC
Applicable Flow, Invoice and Payment dates for Extended Term (including last Flow Date of Initial Term)
Note: Dates on which Invoices are based on Monthly Delivery Schedule quantities (instead of actual metered values) are designated with an Asterix (*)

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
*	31-Dec-06	29-Dec-06	Fri	2-Jan-07	Tue
	1-Jan-07	2-Jan-07	Tue	3-Jan-07	Wed
	2-Jan-07	3-Jan-07	Wed	4-Jan-07	Thu
	3-Jan-07	4-Jan-07	Thu	5-Jan-07	Fri
*	4-Jan-07	4-Jan-07	Thu	5-Jan-07	Fri
*	5-Jan-07	5-Jan-07	Fri	8-Jan-07	Mon
*	6-Jan-07	5-Jan-07	Fri	8-Jan-07	Mon
	7-Jan-07	8-Jan-07	Mon	9-Jan-07	Tue
	8-Jan-07	9-Jan-07	Tue	10-Jan-07	Wed
	9-Jan-07	10-Jan-07	Wed	11-Jan-07	Thu
	10-Jan-07	11-Jan-07	Thu	12-Jan-07	Fri
*	11-Jan-07	11-Jan-07	Thu	12-Jan-07	Fri
*	12-Jan-07	12-Jan-07	Fri	16-Jan-07	Tue
*	13-Jan-07	12-Jan-07	Fri	16-Jan-07	Tue
*	14-Jan-07	12-Jan-07	Fri	16-Jan-07	Tue
	15-Jan-07	16-Jan-07	Tue	17-Jan-07	Wed
	16-Jan-07	17-Jan-07	Wed	18-Jan-07	Thu
	17-Jan-07	18-Jan-07	Thu	19-Jan-07	Fri
*	18-Jan-07	18-Jan-07	Thu	19-Jan-07	Fri
*	19-Jan-07	19-Jan-07	Fri	22-Jan-07	Mon
*	20-Jan-07	19-Jan-07	Fri	22-Jan-07	Mon
	21-Jan-07	22-Jan-07	Mon	23-Jan-07	Tue
	22-Jan-07	23-Jan-07	Tue	24-Jan-07	Wed
	23-Jan-07	24-Jan-07	Wed	25-Jan-07	Thu
	24-Jan-07	25-Jan-07	Thu	26-Jan-07	Fri
*	25-Jan-07	25-Jan-07	Thu	26-Jan-07	Fri
*	26-Jan-07	26-Jan-07	Fri	29-Jan-07	Mon
*	27-Jan-07	26-Jan-07	Fri	29-Jan-07	Mon
	28-Jan-07	29-Jan-07	Mon	30-Jan-07	Tue
	29-Jan-07	30-Jan-07	Tue	31-Jan-07	Wed
	30-Jan-07	31-Jan-07	Wed	1-Feb-07	Thu
	31-Jan-07	1-Feb-07	Thu	2-Feb-07	Fri

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
*	1-Feb-07	1-Feb-07	Thu	2-Feb-07	Fri
*	2-Feb-07	2-Feb-07	Fri	5-Feb-07	Mon
*	3-Feb-07	2-Feb-07	Fri	5-Feb-07	Mon
	4-Feb-07	5-Feb-07	Mon	6-Feb-07	Tue
	5-Feb-07	6-Feb-07	Tue	7-Feb-07	Wed
	6-Feb-07	7-Feb-07	Wed	8-Feb-07	Thu
	7-Feb-07	8-Feb-07	Thu	9-Feb-07	Fri
*	8-Feb-07	8-Feb-07	Thu	9-Feb-07	Fri
*	9-Feb-07	9-Feb-07	Fri	12-Feb-07	Mon
*	10-Feb-07	9-Feb-07	Fri	12-Feb-07	Mon
	11-Feb-07	12-Feb-07	Mon	13-Feb-07	Tue
	12-Feb-07	13-Feb-07	Tue	14-Feb-07	Wed
	13-Feb-07	14-Feb-07	Wed	15-Feb-07	Thu
	14-Feb-07	15-Feb-07	Thu	16-Feb-07	Fri
*	15-Feb-07	15-Feb-07	Thu	16-Feb-07	Fri
*	16-Feb-07	16-Feb-07	Fri	20-Feb-07	Tue
*	17-Feb-07	16-Feb-07	Fri	16-Feb-07	Tue
*	18-Feb-07	16-Feb-07	Fri	20-Feb-07	Tue
	19-Feb-07	20-Feb-07	Tue	21-Feb-07	Wed
	20-Feb-07	21-Feb-07	Wed	22-Feb-07	Thu
	21-Feb-07	22-Feb-07	Thu	23-Feb-07	Fri
*	22-Feb-07	22-Feb-07	Thu	23-Feb-07	Fri
*	23-Feb-07	23-Feb-07	Fri	26-Feb-07	Mon
*	24-Feb-07	23-Feb-07	Fri	26-Feb-07	Mon
	25-Feb-07	26-Feb-07	Mon	27-Feb-07	Tue
	26-Feb-07	27-Feb-07	Tue	28-Feb-07	Wed
	27-Feb-07	28-Feb-07	Wed	1-Mar-07	Thu
	28-Feb-07	1-Mar-07	Thu	2-Mar-07	Fri
*	1-Mar-07	1-Mar-07	Thu	2-Mar-07	Fri
*	2-Mar-07	2-Mar-07	Fri	5-Mar-07	Mon
*	3-Mar-07	2-Mar-07	Fri	5-Mar-07	Mon
	4-Mar-07	5-Mar-07	Mon	6-Mar-07	Tue
	5-Mar-07	6-Mar-07	Tue	7-Mar-07	Wed
	6-Mar-07	7-Mar-07	Wed	8-Mar-07	Thu
	7-Mar-07	8-Mar-07	Thu	9-Mar-07	Fri
*	8-Mar-07	8-Mar-07	Thu	9-Mar-07	Fri
*	9-Mar-07	9-Mar-07	Fri	12-Mar-07	Mon
*	10-Mar-07	9-Mar-07	Fri	12-Mar-07	Mon
	11-Mar-07	12-Mar-07	Mon	13-Mar-07	Tue
	12-Mar-07	13-Mar-07	Tue	14-Mar-07	Wed
	13-Mar-07	14-Mar-07	Wed	15-Mar-07	Thu
	14-Mar-07	15-Mar-07	Thu	16-Mar-07	Fri
*	15-Mar-07	15-Mar-07	Thu	16-Mar-07	Fri
*	16-Mar-07	16-Mar-07	Fri	19-Mar-07	Mon
*	17-Mar-07	16-Mar-07	Fri	19-Mar-07	Mon
	18-Mar-07	19-Mar-07	Mon	20-Mar-07	Tue
	19-Mar-07	20-Mar-07	Tue	21-Mar-07	Wed
	20-Mar-07	21-Mar-07	Wed	22-Mar-07	Thu
	21-Mar-07	22-Mar-07	Thu	23-Mar-07	Fri
*	22-Mar-07	22-Mar-07	Thu	23-Mar-07	Fri

2

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
*	23-Mar-07	23-Mar-07	Fri	26-Mar-07	Mon
*	24-Mar-07	23-Mar-07	Fri	26-Mar-07	Mon
	25-Mar-07	26-Mar-07	Mon	27-Mar-07	Tue
	26-Mar-07	27-Mar-07	Tue	28-Mar-07	Wed
	27-Mar-07	28-Mar-07	Wed	29-Mar-07	Thu
	28-Mar-07	29-Mar-07	Thu	30-Mar-07	Fri
*	29-Mar-07	29-Mar-07	Thu	30-Mar-07	Fri
*	30-Mar-07	30-Mar-07	Fri	2-Apr-07	Mon
*	31-Mar-07	30-Mar-07	Fri	2-Apr-07	Mon
	1-Apr-07	2-Apr-07	Mon	3-Apr-07	Tue
	2-Apr-07	3-Apr-07	Tue	4-Apr-07	Wed
	3-Apr-07	4-Apr-07	Wed	5-Apr-07	Thu
	4-Apr-07	5-Apr-07	Thu	6-Apr-07	Fri
*	5-Apr-07	5-Apr-07	Thu	6-Apr-07	Fri
*	6-Apr-07	6-Apr-07	Fri	9-Apr-07	Mon
*	7-Apr-07	6-Apr-07	Fri	9-Apr-07	Mon
	8-Apr-07	9-Apr-07	Mon	10-Apr-07	Tue
	9-Apr-07	10-Apr-07	Tue	11-Apr-07	Wed
	10-Apr-07	11-Apr-07	Wed	12-Apr-07	Thu
	11-Apr-07	12-Apr-07	Thu	13-Apr-07	Fri
*	12-Apr-07	12-Apr-07	Thu	13-Apr-07	Fri
*	13-Apr-07	13-Apr-07	Fri	16-Apr-07	Mon
*	14-Apr-07	13-Apr-07	Fri	16-Apr-07	Mon
	15-Apr-07	16-Apr-07	Mon	17-Apr-07	Tue
	16-Apr-07	17-Apr-07	Tue	18-Apr-07	Wed
	17-Apr-07	18-Apr-07	Wed	19-Apr-07	Thu
	18-Apr-07	19-Apr-07	Thu	20-Apr-07	Fri
*	19-Apr-07	19-Apr-07	Thu	20-Apr-07	Fri
*	20-Apr-07	20-Apr-07	Fri	23-Apr-07	Mon
*	21-Apr-07	20-Apr-07	Fri	23-Apr-07	Mon
	22-Apr-07	23-Apr-07	Mon	24-Apr-07	Tue
	23-Apr-07	24-Apr-07	Tue	25-Apr-07	Wed
	24-Apr-07	25-Apr-07	Wed	26-Apr-07	Thu
	25-Apr-07	26-Apr-07	Thu	27-Apr-07	Fri
*	26-Apr-07	26-Apr-07	Thu	27-Apr-07	Fri
*	27-Apr-07	27-Apr-07	Fri	30-Apr-07	Mon
*	28-Apr-07	27-Apr-07	Fri	30-Apr-07	Mon
	29-Apr-07	30-Apr-07	Mon	1-May-07	Tue
	30-Apr-07	1-May-07	Tue	2-May-07	Wed
	1-May-07	2-May-07	Wed	3-May-07	Thu
	2-May-07	3-May-07	Thu	4-May-07	Fri
*	3-May-07	3-May-07	Thu	4-May-07	Fri
*	4-May-07	4-May-07	Fri	7-May-07	Mon
*	5-May-07	4-May-07	Fri	7-May-07	Mon
	6-May-07	7-May-07	Mon	8-May-07	Tue
	7-May-07	8-May-07	Tue	9-May-07	Wed
	8-May-07	9-May-07	Wed	10-May-07	Thu
	9-May-07	10-May-07	Thu	11-May-07	Fri
*	10-May-07	10-May-07	Thu	11-May-07	Fri
*	11-May-07	11-May-07	Fri	14-May-07	Mon

3

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
*	12-May-07	11-May-07	Fri	14-May-07	Mon
	13-May-07	14-May-07	Mon	15-May-07	Tue
	14-May-07	15-May-07	Tue	16-May-07	Wed
	15-May-07	16-May-07	Wed	17-May-07	Thu
	16-May-07	17-May-07	Thu	18-May-07	Fri
*	17-May-07	17-May-07	Thu	18-May-07	Fri
*	18-May-07	18-May-07	Fri	21-May-07	Mon
*	19-May-07	18-May-07	Fri	21-May-07	Mon
	20-May-07	21-May-07	Mon	22-May-07	Tue
	21-May-07	22-May-07	Tue	23-May-07	Wed
	22-May-07	23-May-07	Wed	24-May-07	Thu
	23-May-07	24-May-07	Thu	25-May-07	Fri
*	24-May-07	24-May-07	Thu	25-May-07	Fri
*	25-May-07	25-May-07	Fri	29-May-07	Tue
*	26-May-07	25-May-07	Fri	29-May-07	Tue
*	27-May-07	25-May-07	Fri	29-May-07	Tue
	28-May-07	29-May-07	Tue	30-May-07	Wed
	29-May-07	30-May-07	Wed	31-May-07	Thu
	30-May-07	31-May-07	Thu	1-Jun-07	Fri
*	31-May-07	31-May-07	Thu	1-Jun-07	Fri
*	1-Jun-07	1-Jun-07	Fri	4-Jun-07	Mon
*	2-Jun-07	1-Jun-07	Fri	4-Jun-07	Mon
	3-Jun-07	4-Jun-07	Mon	5-Jun-07	Tue
	4-Jun-07	5-Jun-07	Tue	6-Jun-07	Wed
	5-Jun-07	6-Jun-07	Wed	7-Jun-07	Thu
	6-Jun-07	7-Jun-07	Thu	8-Jun-07	Fri
*	7-Jun-07	7-Jun-07	Thu	8-Jun-07	Fri
*	8-Jun-07	8-Jun-07	Fri	11-Jun-07	Mon
*	9-Jun-07	8-Jun-07	Fri	11-Jun-07	Mon
	10-Jun-07	11-Jun-07	Mon	12-Jun-07	Tue
	11-Jun-07	12-Jun-07	Tue	13-Jun-07	Wed
	12-Jun-07	13-Jun-07	Wed	14-Jun-07	Thu
	13-Jun-07	14-Jun-07	Thu	15-Jun-07	Fri
*	14-Jun-07	14-Jun-07	Thu	15-Jun-07	Fri
*	15-Jun-07	15-Jun-07	Fri	18-Jun-07	Mon
*	16-Jun-07	15-Jun-07	Fri	18-Jun-07	Mon
	17-Jun-07	18-Jun-07	Mon	19-Jun-07	Tue
	18-Jun-07	19-Jun-07	Tue	20-Jun-07	Wed
	19-Jun-07	20-Jun-07	Wed	21-Jun-07	Thu
	20-Jun-07	21-Jun-07	Thu	22-Jun-07	Fri
*	21-Jun-07	21-Jun-07	Thu	22-Jun-07	Fri
*	22-Jun-07	22-Jun-07	Fri	25-Jun-07	Mon
*	23-Jun-07	22-Jun-07	Fri	25-Jun-07	Mon
	24-Jun-07	25-Jun-07	Mon	26-Jun-07	Tue
	25-Jun-07	26-Jun-07	Tue	27-Jun-07	Wed
	26-Jun-07	27-Jun-07	Wed	28-Jun-07	Thu
	27-Jun-07	28-Jun-07	Thu	29-Jun-07	Fri
*	28-Jun-07	28-Jun-07	Thu	29-Jun-07	Fri
*	29-Jun-07	29-Jun-07	Fri	2-Jul-07	Mon
*	30-Jun-07	29-Jun-07	Fri	2-Jul-07	Mon

4

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
	1-Jul-07	2-Jul-07	Mon	3-Jul-07	Tue
	2-Jul-07	3-Jul-07	Tue	5-Jul-07	Thu
*	3-Jul-07	3-Jul-07	Tue	5-Jul-07	Thu
	4-Jul-07	5-Jul-07	Thu	6-Jul-07	Fri
*	5-Jul-07	5-Jul-07	Thu	6-Jul-07	Fri
*	6-Jul-07	6-Jul-07	Fri	9-Jul-07	Mon
*	7-Jul-07	6-Jul-07	Fri	9-Jul-07	Mon
	8-Jul-07	9-Jul-07	Mon	10-Jul-07	Tue
	9-Jul-07	10-Jul-07	Tue	11-Jul-07	Wed
	10-Jul-07	11-Jul-07	Wed	12-Jul-07	Thu
	11-Jul-07	12-Jul-07	Thu	13-Jul-07	Fri
*	12-Jul-07	12-Jul-07	Thu	13-Jul-07	Fri
*	13-Jul-07	13-Jul-07	Fri	16-Jul-07	Mon
*	14-Jul-07	13-Jul-07	Fri	16-Jul-07	Mon
	15-Jul-07	16-Jul-07	Mon	17-Jul-07	Tue
	16-Jul-07	17-Jul-07	Tue	18-Jul-07	Wed
	17-Jul-07	18-Jul-07	Wed	19-Jul-07	Thu
	18-Jul-07	19-Jul-07	Thu	20-Jul-07	Fri
*	19-Jul-07	19-Jul-07	Thu	20-Jul-07	Fri
*	20-Jul-07	20-Jul-07	Fri	23-Jul-07	Mon
*	21-Jul-07	20-Jul-07	Fri	23-Jul-07	Mon
	22-Jul-07	23-Jul-07	Mon	24-Jul-07	Tue
	23-Jul-07	24-Jul-07	Tue	25-Jul-07	Wed
	24-Jul-07	25-Jul-07	Wed	26-Jul-07	Thu
	25-Jul-07	26-Jul-07	Thu	27-Jul-07	Fri
*	26-Jul-07	26-Jul-07	Thu	27-Jul-07	Fri
*	27-Jul-07	27-Jul-07	Fri	30-Jul-07	Mon
*	28-Jul-07	27-Jul-07	Fri	30-Jul-07	Mon
	29-Jul-07	30-Jul-07	Mon	31-Jul-07	Tue
	30-Jul-07	31-Jul-07	Tue	1-Aug-07	Wed
	31-Jul-07	1-Aug-07	Wed	2-Aug-07	Thu
	1-Aug-07	2-Aug-07	Thu	3-Aug-07	Fri
*	2-Aug-07	2-Aug-07	Thu	3-Aug-07	Fri
*	3-Aug-07	3-Aug-07	Fri	6-Aug-07	Mon
*	4-Aug-07	3-Aug-07	Fri	6-Aug-07	Mon
	5-Aug-07	6-Aug-07	Mon	7-Aug-07	Tue
	6-Aug-07	7-Aug-07	Tue	8-Aug-07	Wed
	7-Aug-07	8-Aug-07	Wed	9-Aug-07	Thu
	8-Aug-07	9-Aug-07	Thu	10-Aug-07	Fri
*	9-Aug-07	9-Aug-07	Thu	10-Aug-07	Fri
*	10-Aug-07	10-Aug-07	Fri	13-Aug-07	Mon
*	11-Aug-07	10-Aug-07	Fri	13-Aug-07	Mon
	12-Aug-07	13-Aug-07	Mon	14-Aug-07	Tue
	13-Aug-07	14-Aug-07	Tue	15-Aug-07	Wed
	14-Aug-07	15-Aug-07	Wed	16-Aug-07	Thu
	15-Aug-07	16-Aug-07	Thu	17-Aug-07	Fri
*	16-Aug-07	16-Aug-07	Thu	17-Aug-07	Fri
*	17-Aug-07	17-Aug-07	Fri	20-Aug-07	Mon
*	18-Aug-07	17-Aug-07	Fri	20-Aug-07	Mon
	19-Aug-07	20-Aug-07	Mon	21-Aug-07	Tue

5

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
	20-Aug-07	21-Aug-07	Tue	22-Aug-07	Wed
	21-Aug-07	22-Aug-07	Wed	23-Aug-07	Thu
	22-Aug-07	23-Aug-07	Thu	24-Aug-07	Fri
*	23-Aug-07	23-Aug-07	Thu	24-Aug-07	Fri
*	24-Aug-07	24-Aug-07	Fri	27-Aug-07	Mon
*	25-Aug-07	24-Aug-07	Fri	27-Aug-07	Mon
	26-Aug-07	27-Aug-07	Mon	28-Aug-07	Tue
	27-Aug-07	28-Aug-07	Tue	29-Aug-07	Wed
	28-Aug-07	29-Aug-07	Wed	30-Aug-07	Thu
	29-Aug-07	30-Aug-07	Thu	31-Aug-07	Fri
*	30-Aug-07	30-Aug-07	Thu	31-Aug-07	Fri
*	31-Aug-07	31-Aug-07	Fri	4-Sep-07	Tue
*	1-Sep-07	31-Aug-07	Fri	4-Sep-07	Tue
*	2-Sep-07	31-Aug-07	Fri	4-Sep-07	Tue
	3-Sep-07	4-Sep-07	Tue	5-Sep-07	Wed
	4-Sep-07	5-Sep-07	Wed	6-Sep-07	Thu
	5-Sep-07	6-Sep-07	Thu	7-Sep-07	Fri
*	6-Sep-07	6-Sep-07	Thu	7-Sep-07	Fri
*	7-Sep-07	7-Sep-07	Fri	10-Sep-07	Mon
*	8-Sep-07	7-Sep-07	Fri	10-Sep-07	Mon
	9-Sep-07	10-Sep-07	Mon	11-Sep-07	Tue
	10-Sep-07	11-Sep-07	Tue	12-Sep-07	Wed
	11-Sep-07	12-Sep-07	Wed	13-Sep-07	Thu
	12-Sep-07	13-Sep-07	Thu	14-Sep-07	Fri
*	13-Sep-07	13-Sep-07	Thu	14-Sep-07	Fri
*	14-Sep-07	14-Sep-07	Fri	17-Sep-07	Mon
*	15-Sep-07	14-Sep-07	Fri	17-Sep-07	Mon
	16-Sep-07	17-Sep-07	Mon	18-Sep-07	Tue
	17-Sep-07	18-Sep-07	Tue	19-Sep-07	Wed
	18-Sep-07	19-Sep-07	Wed	20-Sep-07	Thu
	19-Sep-07	20-Sep-07	Thu	21-Sep-07	Fri
*	20-Sep-07	20-Sep-07	Thu	21-Sep-07	Fri
*	21-Sep-07	21-Sep-07	Fri	24-Sep-07	Mon
*	22-Sep-07	21-Sep-07	Fri	24-Sep-07	Mon
	23-Sep-07	24-Sep-07	Mon	25-Sep-07	Tue
	24-Sep-07	25-Sep-07	Tue	26-Sep-07	Wed
	25-Sep-07	26-Sep-07	Wed	27-Sep-07	Thu
	26-Sep-07	27-Sep-07	Thu	28-Sep-07	Fri
*	27-Sep-07	27-Sep-07	Thu	28-Sep-07	Fri
*	28-Sep-07	28-Sep-07	Fri	1-Oct-07	Mon
*	29-Sep-07	28-Sep-07	Fri	1-Oct-07	Mon
	30-Sep-07	1-Oct-07	Mon	2-Oct-07	Tue
	1-Oct-07	2-Oct-07	Tue	3-Oct-07	Wed
	2-Oct-07	3-Oct-07	Wed	4-Oct-07	Thu
	3-Oct-07	4-Oct-07	Thu	5-Oct-07	Fri
*	4-Oct-07	4-Oct-07	Thu	5-Oct-07	Fri
*	5-Oct-07	5-Oct-07	Fri	9-Oct-07	Tue
*	6-Oct-07	5-Oct-07	Fri	9-Oct-07	Tue
*	7-Oct-07	5-Oct-07	Fri	9-Oct-07	Tue
	8-Oct-07	9-Oct-07	Tue	10-Oct-07	Wed

6

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
	9-Oct-07	10-Oct-07	Wed	11-Oct-07	Thu
	10-Oct-07	11-Oct-07	Thu	12-Oct-07	Fri
*	11-Oct-07	11-Oct-07	Thu	12-Oct-07	Fri
*	12-Oct-07	12-Oct-07	Fri	15-Oct-07	Mon
*	13-Oct-07	12-Oct-07	Fri	15-Oct-07	Mon
	14-Oct-07	15-Oct-07	Mon	16-Oct-07	Tue
	15-Oct-07	16-Oct-07	Tue	17-Oct-07	Wed
	16-Oct-07	17-Oct-07	Wed	18-Oct-07	Thu
	17-Oct-07	18-Oct-07	Thu	19-Oct-07	Fri
*	18-Oct-07	18-Oct-07	Thu	19-Oct-07	Fri
*	19-Oct-07	19-Oct-07	Fri	22-Oct-07	Mon
*	20-Oct-07	19-Oct-07	Fri	22-Oct-07	Mon
	21-Oct-07	22-Oct-07	Mon	23-Oct-07	Tue
	22-Oct-07	23-Oct-07	Tue	24-Oct-07	Wed
	23-Oct-07	24-Oct-07	Wed	25-Oct-07	Thu
	24-Oct-07	25-Oct-07	Thu	26-Oct-07	Fri
*	25-Oct-07	25-Oct-07	Thu	26-Oct-07	Fri
*	26-Oct-07	26-Oct-07	Fri	29-Oct-07	Mon
*	27-Oct-07	26-Oct-07	Fri	29-Oct-07	Mon
	28-Oct-07	29-Oct-07	Mon	30-Oct-07	Tue
	29-Oct-07	30-Oct-07	Tue	31-Oct-07	Wed
	30-Oct-07	31-Oct-07	Wed	1-Nov-07	Thu
	31-Oct-07	1-Nov-07	Thu	2-Nov-07	Fri
*	1-Nov-07	1-Nov-07	Thu	2-Nov-07	Fri
*	2-Nov-07	2-Nov-07	Fri	5-Nov-07	Mon
*	3-Nov-07	2-Nov-07	Fri	5-Nov-07	Mon
	4-Nov-07	5-Nov-07	Mon	6-Nov-07	Tue
	5-Nov-07	6-Nov-07	Tue	7-Nov-07	Wed
	6-Nov-07	7-Nov-07	Wed	8-Nov-07	Thu
	7-Nov-07	8-Nov-07	Thu	9-Nov-07	Fri
*	8-Nov-07	8-Nov-07	Thu	9-Nov-07	Fri
*	9-Nov-07	9-Nov-07	Fri	13-Nov-07	Tue
*	10-Nov-07	9-Nov-07	Fri	13-Nov-07	Tue
*	11-Nov-07	9-Nov-07	Fri	13-Nov-07	Tue
	12-Nov-07	13-Nov-07	Tue	14-Nov-07	Wed
	13-Nov-07	14-Nov-07	Wed	15-Nov-07	Thu
	14-Nov-07	15-Nov-07	Thu	16-Nov-07	Fri
*	15-Nov-07	15-Nov-07	Thu	16-Nov-07	Fri
*	16-Nov-07	16-Nov-07	Fri	19-Nov-07	Mon
*	17-Nov-07	16-Nov-07	Fri	19-Nov-07	Mon
	18-Nov-07	19-Nov-07	Mon	20-Nov-07	Tue
	19-Nov-07	20-Nov-07	Tue	21-Nov-07	Wed
	20-Nov-07	21-Nov-07	Wed	23-Nov-07	Fri
*	21-Nov-07	21-Nov-07	Wed	23-Nov-07	Fri
*	22-Nov-07	21-Nov-07	Wed	23-Nov-07	Fri
*	23-Nov-07	23-Nov-07	Fri	26-Nov-07	Mon
*	24-Nov-07	23-Nov-07	Fri	26-Nov-07	Mon
	25-Nov-07	26-Nov-07	Mon	27-Nov-07	Tue
	26-Nov-07	27-Nov-07	Tue	28-Nov-07	Wed
	27-Nov-07	28-Nov-07	Wed	29-Nov-07	Thu

7

	Flow Date	Invoice Date	Invoice Day	Payment Date	Payment Day
	28-Nov-07	29-Nov-07	Thu	30-Nov-07	Fri
*	29-Nov-07	29-Nov-07	Thu	30-Nov-07	Fri
*	30-Nov-07	30-Nov-07	Fri	3-Dec-07	Mon
*	1-Dec-07	30-Nov-07	Fri	3-Dec-07	Mon
	2-Dec-07	3-Dec-07	Mon	4-Dec-07	Tue
	3-Dec-07	4-Dec-07	Tue	5-Dec-07	Wed
	4-Dec-07	5-Dec-07	Wed	6-Dec-07	Thu
	5-Dec-07	6-Dec-07	Thu	7-Dec-07	Fri
*	6-Dec-07	6-Dec-07	Thu	7-Dec-07	Fri
*	7-Dec-07	7-Dec-07	Fri	10-Dec-07	Mon
*	8-Dec-07	7-Dec-07	Fri	10-Dec-07	Mon
	9-Dec-07	10-Dec-07	Mon	11-Dec-07	Tue
	10-Dec-07	11-Dec-07	Tue	12-Dec-07	Wed
	11-Dec-07	12-Dec-07	Wed	13-Dec-07	Thu
	12-Dec-07	13-Dec-07	Thu	14-Dec-07	Fri
*	13-Dec-07	13-Dec-07	Thu	14-Dec-07	Fri
*	14-Dec-07	14-Dec-07	Fri	17-Dec-07	Mon
*	15-Dec-07	14-Dec-07	Fri	17-Dec-07	Mon
	16-Dec-07	17-Dec-07	Mon	18-Dec-07	Tue
	17-Dec-07	18-Dec-07	Tue	19-Dec-07	Wed
	18-Dec-07	19-Dec-07	Wed	20-Dec-07	Thu
	19-Dec-07	20-Dec-07	Thu	21-Dec-07	Fri
*	20-Dec-07	20-Dec-07	Thu	21-Dec-07	Fri
*	21-Dec-07	21-Dec-07	Fri	24-Dec-07	Mon
*	22-Dec-07	21-Dec-07	Fri	24-Dec-07	Mon
	23-Dec-07	24-Dec-07	Mon	26-Dec-07	Wed
*	24-Dec-07	24-Dec-07	Mon	26-Dec-07	Wed
	25-Dec-07	26-Dec-07	Wed	27-Dec-07	Thu
	26-Dec-07	27-Dec-07	Thu	28-Dec-07	Fri
*	27-Dec-07	27-Dec-07	Thu	28-Dec-07	Fri
*	28-Dec-07	28-Dec-07	Fri	31-Dec-07	Mon
*	29-Dec-07	28-Dec-07	Fri	31-Dec-07	Mon
	30-Dec-07	31-Dec-07	Mon	2-Jan-08	Wed
*	31-Dec-07	31-Dec-07	Mon	2-Jan-08	Wed

8